Income Taxes	12 Months Ended
Feb. 24, 2018
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

The components of income tax benefit consisted of the following (in millions):

	Fiscal 2017	Fiscal 2016	Fiscal 2015
Current
Federal (1)	$54.0	$108.6	$41.0
State (2)	26.5	20.6	9.8
Foreign	49.8	—	—
Total Current	130.3	129.2	50.8

Deferred
Federal	(807.7)	(177.9)	(93.0)
State	(216.6)	(41.6)	2.6
Foreign	(69.8)	—	—
Total Deferred	(1,094.1)	(219.5)	(90.4)
Income tax benefit	$(963.8)	$(90.3)	$(39.6)
(1) Federal current tax expense net of $22.4 million and $31.2 million tax benefit of NOLs in fiscal 2017 and fiscal 2016, respectively. There was no income tax benefit of NOLs in fiscal 2015.
(2) State current tax expense net of $9.6 million and $3.8 million tax benefit of NOLs in fiscal 2017 and fiscal 2016, respectively. There was no income tax benefit of NOLs in fiscal 2015.

The difference between the actual tax provision and the tax provision computed by applying the statutory federal income tax rate to losses before income taxes was attributable to the following (in millions):

	Fiscal 2017	Fiscal 2016	Fiscal 2015
Income tax benefit at federal statutory rate	$(301.5)	$(162.3)	$(189.6)
State income taxes, net of federal benefit	(39.8)	(20.2)	(38.9)
Change in valuation allowance	(218.0)	107.1	113.0
Tax Cuts and Jobs Act	(430.4)	—	—
Unrecognized tax benefits	(36.5)	(18.7)	3.1
Member loss	83.1	16.6	60.4
Charitable donations	—	(11.1)	(11.1)
Tax Credits	(9.1)	(17.3)	(6.9)
Indemnification asset / liability	—	5.1	14.0
CVR liability adjustment	(20.3)	7.5	—
Reorganization of limited liability companies	46.7	—	—
Nondeductible equity-based compensation expense	1.6	4.2	12.3
Other	(39.6)	(1.2)	4.1
Income tax benefit	$(963.8)	$(90.3)	$(39.6)

The valuation allowance activity on deferred tax assets was as follows (in millions):

	February 24, 2018	February 25, 2017	February 27, 2016
Beginning balance	$387.6	$286.8	$90.4
Additions charged to income tax expense	141.0	107.1	113.0
Reductions credited to income tax expense	(359.0)	—	—
Changes to other comprehensive income or loss and other	(34.7)	(6.3)	83.4
Ending balance	$134.9	$387.6	$286.8

In connection with the Reorganization Transactions, the Company recorded deferred tax liabilities in excess of deferred tax assets of $46.7 million for the limited liability companies held by AB Acquisition and taxed previously to the members. Prior to the Reorganization Transactions, taxes on income from limited liability companies held by AB Acquisition were payable by the members in accordance with their respective ownership percentages.

Also in connection with the Reorganization Transactions, the Company reorganized its Subchapter C corporation subsidiaries which allows the Company to use deferred tax assets, which previously had offsetting valuation allowance, against future taxable income of certain other Subchapter C subsidiaries that have a history of taxable income and are projected to continue to have future taxable income. The Company reassessed its valuation allowance based on available negative and positive evidence to estimate if sufficient taxable income will be generated to use existing deferred tax assets. In this assessment, the Company considered projected future taxable income, including the scheduling of reversals of deferred tax liabilities, the overall business environment, historical performance and any available tax planning strategies. On the basis of this evaluation, the Company released a substantial portion of its valuation allowance against its net deferred tax assets, resulting in a $218.0 million non-cash tax benefit in fiscal 2017. The Company continues to maintain a valuation allowance against net deferred tax assets in jurisdictions where it is not more likely than not to be realized.

On December 22, 2017, the President signed the Tax Cuts and Jobs Act (the "Tax Act") into law, which enacts significant changes to U.S. income tax and related laws. The Company is impacted by a number of aspects of the Tax Act, most notably the reduction in the top U.S. corporate income tax rate from 35% to 21%, a one-time transition tax on the accumulated unremitted foreign earnings and profits of the Company’s foreign subsidiaries, and 100% expensing of certain qualified property acquired and placed in service after September 27, 2017.

Also on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to complete the accounting for income tax effects of the Tax Act. SAB 118 allows the Company to record provisional amounts during a measurement period not to extend beyond one year from the date of enactment. Due to the timing and complexity of the Tax Act, as of February 24, 2018, the Company has not completed its accounting for the tax effects of the Tax Act. However, the Company has made a reasonable estimate of the effects on its existing deferred tax balances, and the effects of the one-time mandatory repatriation tax, resulting in a provisional non-cash tax benefit of $430.4 million. The ultimate tax effect will differ upon analysis of technical guidance that may be issued, changes in interpretations and assumptions the Company has made, additional analysis and changes in estimates, and actions the Company may take because of tax reform. The ultimate tax effect of the provisional one-time transition tax will differ upon completion of the Company’s analysis of its foreign earnings and profits, and availability of offsetting foreign tax credits. The Company will complete the accounting for impacts of the Tax Act and record any changes as a discrete tax expense or benefit once it completes its analysis in the third quarter of fiscal 2018, within the measurement period in accordance with SAB 118.

Deferred income taxes reflect the net tax effects of temporary differences between the bases of assets and liabilities for financial reporting and income tax purposes. The Company's deferred tax assets and liabilities consisted of the following (in millions):

	February 24, 2018	February 25, 2017
Deferred tax assets:
Compensation and benefits	$122.3	$190.6
Net operating loss	160.5	213.8
Pension & postretirement benefits	194.7	341.4
Reserves	6.3	53.9
Self-Insurance	265.1	350.6
Tax credits	57.4	48.3
Other	59.3	43.0
Gross deferred tax assets	865.6	1,241.6
Less: valuation allowance	(134.9)	(387.6)
Total deferred tax assets	730.7	854.0

Deferred tax liabilities:
Debt discounts	73.7	86.3
Depreciation and amortization	903.5	1,617.6
Inventories	322.9	477.2
Investment in foreign operations	—	130.4
Other	10.5	22.3
Total deferred tax liabilities	1,310.6	2,333.8

Net deferred tax liability	$(579.9)	$(1,479.8)

Noncurrent deferred tax asset	$—	$—
Noncurrent deferred tax liability	(579.9)	(1,479.8)
Total	$(579.9)	$(1,479.8)

The Company assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. On the basis of this evaluation, as of February 24, 2018, a valuation allowance of $134.9 million has been recorded for the portion of the deferred tax asset that is not more likely than not to be realized, consisting primarily of carryovers in jurisdictions where the Company has minimal presence or does not expect to have future taxable income. The Company will continue to evaluate the need to adjust the valuation allowance. The amount of the deferred tax asset considered realizable, however, could be adjusted if the Company incurs losses in certain subsidiaries or jurisdictions.

The Company currently has federal and state net operating loss ("NOL") carryforwards of $385.0 million and $1,932.2 million, respectively, which will begin to expire in 2018 and continue through the fiscal year ending February 2037. As of February 24, 2018, the Company had federal and state credit carryforwards of $17.1 million and $55.0 million, respectively, the majority of which will expire in 2023.

Changes in the Company's unrecognized tax benefits consisted of the following (in millions):

	Fiscal 2017	Fiscal 2016	Fiscal 2015
Beginning balance	$418.0	$435.3	$451.5
Increase related to tax positions taken in the current year	65.4	63.8	11.5
Increase related to tax positions taken in prior years	4.6	6.4	19.7
Decrease related to tax position taken in prior years	(70.0)	(71.0)	(3.5)
Decrease related to settlements with taxing authorities	(17.5)	(9.8)	(42.1)
Decrease related to lapse of statute of limitations	(44.5)	(6.7)	(1.8)
Ending balance	$356.0	$418.0	$435.3

Included in the balance of unrecognized tax benefits as of February 24, 2018, February 25, 2017 and February 27, 2016 are tax positions of $249.0 million, $231.3 million and $228.0 million, respectively, which would reduce the Company's effective tax rate if recognized in future periods. Of the $249.0 million that could impact tax expense, the Company has recorded $9.7 million of indemnification assets that would offset any future recognition. As of February 24, 2018, the Company is no longer subject to federal income tax examinations for the fiscal years prior to 2012 and in most states, is no longer subject to state income tax examinations for fiscal years before 2007. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. The Company recognized expense related to interest and penalties, net of settlement adjustments, of $4.6 million, $4.5 million and $2.4 million for fiscal 2017, 2016 and 2015, respectively.

In fiscal 2016, the Company adopted the IRS safe harbor rule for taxpayers operating retail establishments for determining whether expenditures paid or incurred to remodel or refresh a qualified building are deductible. As a result of adopting this safe harbor, the Company reduced $70.1 million of uncertain tax benefit in fiscal 2016, and there was no impact on the tax provision due to an offsetting deferred adjustment. The Company believes it is reasonably possible that the reserve for uncertain tax positions may be reduced by approximately $54.1 million in the next twelve months.